SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  December 12, 2000


              THE EMPIRE DISTRICT ELECTRIC COMPANY
       (Exact name of registrant as specified in charter)

                             Kansas
         (State or other jurisdiction of incorporation)

       1-3368                              44-0236370
(Commission File Number)         (IRS Employer Identification Number)


602 Joplin Street, Joplin, Missouri                         64801
(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code: (417) 625-5100


                         Not applicable
 (Former name or former address, if changed since last report)

Item 5  Other Events

         Attached hereto as Exhibit 99 is a press release issued by the Company on December 12, 2000 concerning orders from the Arkansas Public Service Commission and the Corporation Commission of the State of Oklahoma relating to Empire's proposed merger with UtiliCorp United Inc.

                            SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              THE EMPIRE DISTRICT ELECTRIC COMPANY


                              By      /s/ R. B. Fancher
                                Name:     R. B. Fancher
                                Title:    Vice President - Finance

Dated:  December 12, 2000

                          Exhibit Index


Exhibit
 Number             Description

   99               Press Release dated December 12, 2000
                    concerning orders from the Arkansas
                    Public Service Commission and the
                    Corporation Commission of the State of
                    Oklahoma relating to Empire's proposed
                    merger with UtiliCorp United Inc.